Acquisitions	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Acquisitions

Note 4 – Acquisitions

Linn Acquisition

As noted in Note 1 – Business and Organization, in connection with the Contribution, Roan LLC acquired from Linn certain oil and natural gas properties located in Central Oklahoma (the “Linn Acquisition”). In exchange for the contributed oil and natural gas properties, Linn received a 50% equity interest in Roan LLC valued at approximately $1.3 billion based on the value of the business. Accordingly, the fair value of the Company was primarily comprised of the fair value of these contributed oil and natural gas properties. See Note 10 – Equity for further discussion of the equity issued to Linn.

Because the Linn Acquisition was determined to be a business combination as the acquired oil and natural gas properties met the definition of a business, the acquired assets and liabilities were recorded at fair value as of August 31, 2017, the acquisition date. The following assumptions were used to determine the fair value of the oil and natural gas properties:

Discount rate	9.50%
Reserve risk factor (1)	35%-100%
Oil price	three years NYMEX WTI forward curve
Natural gas price	three years NYMEX Henry Hub forward curve
NGL price	39% of oil price
Price escalation (2)	2.00%

(1)	Possible reserves had a reserve risk factor of 35%, probable reserves had a reserve risk factor of 75%, and proved undeveloped reserves had a reserve risk factor of 90%.
(2)	Prices were escalated at the end of the forward curve

The following table summarizes the purchase price and allocation of the fair values of assets acquired and liabilities assumed (in thousands):

Consideration given
Equity units	$1,281,743

Allocation of purchase price
Inventory	$205
Proved oil and natural gas properties	214,647
Unproved oil and natural gas properties	1,086,600

Total assets acquired	1,301,452
Asset retirement obligations	(7,547)
Revenue suspense	(12,162)

Total fair value of net assets acquired	$1,281,743

The following unaudited pro forma combined results of operations is provided for the years ended December 31, 2017 and 2016 as though the Linn Acquisition had been completed as of the earliest period presented at the time of the acquisition. The pro forma combined results of operations have been prepared by adjusting the historical results of the Company to include the historical results of the assets acquired in the Linn Acquisition.

These supplemental pro forma results of operations are provided for illustrative purposes only and do not purport to be indicative of the actual results that would have been achieved by the combined company for the periods presented or that may be achieved by the combined company in the future. The pro forma results of operations do not include any cost savings or other synergies that resulted, or may result, from the Linn Acquisition or any estimated costs incurred to integrate the Linn Acquisition.

	(Unaudited)
	Years Ended December 31,
	2017	2016
	(in thousands)
Revenue	$215,161	$90,238
Net income	$44,873	$26,378

Acquisitions of Unproved Properties

During the year ended December 31, 2017, the Company acquired, from unrelated third parties, interests in approximately 23,400 net acres of leasehold in separately negotiated transactions for aggregate cash consideration of $49.7 million, all of which were accounted for as asset acquisitions and recorded as additions to unproved oil and natural gas properties.

As discussed in Note 12 – Transactions with Affiliates, Citizen and Linn acquired acreage during 2017 on behalf of Roan LLC for $63.0 million, which was included in accounts payable and accrued liabilities – affiliates at December 31, 2017. In March 2018, Roan LLC paid Linn $22.9 million in cash and issued equity units to both Citizen and Linn to settle the amount due.